PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET

	December 31,
	2025	2024
	(in thousands)
Land	$25,322	$22,857
Buildings	59,710	54,026
Machinery and equipment	67,519	60,498
Assets in progress	6,688	6,661
Others	5,667	5,036
Total	164,906	149,078
Less accumulated depreciation	(57,159)	(47,433)
Total	$107,747	$101,645